EXHIBIT 23.2





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation of our report dated May 17, 1999, relating to the financial statements of Cornerstone Bancorp in Amendment No. 1 to the Registration Statement on Form SB-2 (file no. 333-79543), and Prospectus, and to the reference to our firm therein under the caption "ACCOUNTING MATTERS."


                                   Elliott, Davis & Company, LLP


Greenville, South Carolina
July 9, 1999